EXHIBIT 4.1

	CLASS A COMMON STOCK	CLASS A COMMON STOCK
NUMBER			SHARES

LIBERMAN BROADCASTING, INC.

SEE REVERSE FOR OWNERSHIP LIMITATIONS	INCORPORATED UNDER THE LAW OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP

This certifies that

[NAME OF STOCKHOLDER]

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, OF THE PAR VALUE OF $.001 EACH, OF

LIBERMAN BROADCASTING, INC.

transferable on the books of the Corporation by the owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Restated Certificate of Incorporation and Amended and Restated Bylaws of the Corporation and all amendments thereto and restatements thereof (copies of which are on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, the Corporation has caused this certificate to be signed by its duly authorized officers, and its corporate seal to be hereunto affixed.

Dated:

SEAL

EXECUTIVE VICE PRESIDENT AND SECRETARY	PRESIDENT

LIBERMAN BROADCASTING, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION RESTRICTS THE OWNERSHIP, VOTING AND TRANSFER OF CAPITAL STOCK IN ACCORDANCE WITH THE FOREIGN OWNERSHIP PROVISIONS OF THE COMMUNICATIONS ACT OF 1934. THE RESTATED CERTIFICATE OF INCORPORATION AUTHORIZES THE BOARD TO ADOPT SUCH PROVISIONS AS IT DEEMS NECESSARY TO ENFORCE THE FOREIGN OWNERSHIP RESTRICTIONS, INCLUDING THE INCLUSION OF A LEGEND ON COMMON STOCK CERTIFICATES AND PREFERRED STOCK CERTIFICATES REGARDING FOREIGN OWNERSHIP RESTRICTIONS. IN ADDITION, THE RESTATED CERTIFICATE OF INCORPORATION PROVIDES THAT SHARES OF CAPITAL STOCK DETERMINED BY THE BOARD TO BE OWNED BENEFICIALLY BY AN ALIEN (AS DEFINED THEREIN) SHALL ALWAYS BE SUBJECT TO REDEMPTION BY ACTION OF THE BOARD TO THE EXTENT NECESSARY, IN THE BOARD’S SOLE JUDGMENT, TO COMPLY WITH THE FOREIGN OWNERSHIP RESTRICTIONS OF THE COMMUNICATIONS ACT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM TEN ENT JT TEN	— — —	as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT —	........................Custodian..............................
				(Cust)	(Minor)
under Uniform Gifts to Minors
Act.................................................................
(State)
			UNIF TRF MIN ACT —	............................Custodian (until age ........)
(Cust)
............................ under Uniform Transfers
(Minor)
to Minors Act...............................................
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

AFFIX MEDALLION SIGNATURE

GUARANTEE IMPRINT BELOW

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK, TRUST COMPANY, SAVINGS ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM.